Third Quarter 2019 Earnings October 30, 2019 IDEX Proprietary & Confidential

AGENDA • IDEX’s Overview and Outlook • Q3 Financial Performance • Segment Performance • Fluid & Metering Technologies • Health & Science Technologies • Fire & Safety / Diversified Products • 2019 Guidance Summary • Q&A Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 1

Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13684164 • Log on to: www.idexcorp.com Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 2

Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2019, which is available on our website. Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 3

IDEX Q3 Financial Performance (Dollars in millions, excl. EPS) Sales Adjusted EPS* 8% increase Organic: Flat $623 $624 $1.41 $1.52 $2.00 $700 $1.50 $500 $1.00 $0.50 $300 $0.00 Q3 Q3 2018 2019 2018 2019 Adjusted Operating Margin* Free Cash Flow 120 bps increase 28% increase $146 25.2% 24.0% 26.0% $150 $114 24.0% 22.0% $100 20.0% 18.0% $50 Q3 Q3 2018 2019 2018 2019 * Operating margin and EPS data adjusted for a fair value inventory step-up charge ($3.3M in Q3 2019) and restructuring expenses ($12.0M in Q3 2019 and $4.6M in Q3 2018). Strong operating margin expansion of 120 bps helped drive an 8 percent EPS increase Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 4

Fluid & Metering Technologies (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: Flat Organic: 2% increase 270 bps increase $239 $241 32.2% $236 $233 $300 $300 33.0% 29.5% $200 $200 29.0% $100 $100 $0 $0 25.0% Q3 Q3 Q3 2018 2019 2018 2019 2018 2019 Q3 Sales Mix: Organic 2% Q3 Highlights: ❑ Growth in Pumps, Valves and Energy due to strong execution on targeted growth initiatives FX -1% ❑ North American Industrial short cycle book and turn activity experienced slowdown Reported Sales 1% ❑ Municipal water remained solid ❑ Market dynamics within the agriculture market continues to put pressure on our Banjo business * Operating margin data adjusted for restructuring expenses ($0.8M in Q3 2018). Strong price capture and operational efficiencies drove a 270 bps increase in operating margin Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 5

Health & Science Technologies (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: 6% decrease Organic: 1% increase 30 bps increase 23.8% $230 23.5% $219 $211 $222 $250 $250 24.0% $200 $200 22.0% $150 $150 $100 $100 20.0% Q3 Q3 Q3 2018 2019 2018 2019 2018 2019 Q3 Sales Mix: Organic 1% Q3 Highlights: ❑ Seals experienced continued market pressure in Semicon and Auto along Acquisitions 3% with weakened industrial activity ❑ NPD efforts and collaboration with key customers drove strong sales FX -1% performance in Life Sciences, OEM blanket timing impacted orders ❑ Gast wins with NPD offset by a slow down in industrial distribution Reported Sales 3% ❑ MPT shipped long lead time projects, reversing the negative trend experienced in first half of year * Operating margin data adjusted for a fair value inventory step-up charge ($3.3M in Q3 2019) and restructuring expenses ($11.2M in Q3 2019 and $3.1M in Q3 2018). Life Sciences and Pharma operations continue to outperform Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 6

Fire & Safety / Diversified Products (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: 9% decrease Organic: 3% decrease 50 bps decrease 27.7% $160 $162 $154 27.2% $200 30.0% $200 $143 $150 $150 25.0% $100 $100 20.0% $50 $50 Q3 Q3 Q3 2018 2019 2018 2019 2018 2019 Q3 Sales Mix: Organic -3% Q3 Highlights: ❑ Core OEM and Municipal markets continue to outperform in Fire business FX -2% ❑ Challenges within Rescue due to funding delays, and lower large project tenders Reported Sales -5% ❑ Targeted growth initiatives continued to drive Band-IT performance ❑ Tough comps against prior year large project wins at Dispensing * Operating margin data adjusted for restructuring expenses ($0.1M in Q3 2019 and 2018). Tough comparable due to large project orders in prior year Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 7

2019 Guidance Summary

Q4 2019

- EPS estimate range: $1.33 – $1.35
- Organic revenue growth: Flat
- Operating margin: ~23.5%
- Tax rate: ~22.0%
- FX impact: ~1.0% topline headwind based on September 30, 2019 FX rates
- Corporate costs: ~$18 million

FY 2019

- EPS estimate range: $5.80 – $5.82
- Organic revenue growth: ~2%
- Operating margin: ~24.0%
- FX impact: ~2.0% topline headwind based on September 30, 2019 FX rates
- Other modeling items:
  - Tax rate: ~20.5%
  - Cap Ex: ~ $55M
  - Free cash flow will be approximately 105% of net income
  - Corporate costs: ~$73 million
  - EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses

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Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries
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